EXHIBIT 99.2

TEAM SPORTS ENTERTAINMENT, INC.

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Team Sports Entertainment, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Charles J. Bradshaw, Chief Executive Officer and the equivalent of the chief financial officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 15, 2003	By:	/s/ CHARLES J. BRADSHAW
Charles J. Bradshaw Chief Executive Officer (and equivalent of chief financial officer)

A signed original of this written statement required by Section 906 has been provided to Team Sports Entertainment, Inc. and will be retained by Team Sports Entertainment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.